Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tax Credit Trust, a Delaware statutory business trust Series I (the “Registrant”) on Form 10-Q for the period ending December 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Salzman, Chief Executive Officer of Richman American Credit Corp., manager of the Registrant, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 11, 2005	By:	/s/ David Salzman
David Salzman
Chief Executive Officer of Richman American Credit Corp., Manager of the Registrant